UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lindblad Expeditions Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LINDBLAD EXPEDITIONS HOLDINGS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 10, 2019 at the office of Latham &Watkins LLP, 885 Third Avenue, New York, NY 10022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy, and Annual Report on Form 10-K are available at www.viewproxy.com/lindbladexpeditionsholdings/2019. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 2, 2019 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy. Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. E-MAIL CONTROL NO. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/ lindbladexpeditionsholdings/2019. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. To the Shareholders of LINDBLAD EXPEDITIONS HOLDINGS, INC. Notice is hereby given that the Annual Meeting of Shareholders of Lindblad Expeditions Holdings, Inc. will be held on June 10, 2019 at 10:00 a.m. EDT at the office of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 for the following purposes: 1. Election of Class A Directors 01 Bernard W. Aronson 02 Elliott Bisnow 03 Daniel J. Hanrahan 2. The approval, on an advisory basis, of the 2018 compensation of our named executive officers. 3. The ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for fiscal 2019. NOTE: The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote "FOR" all the nominees listed under Item 1, and "FOR" Items 2 and 3.

LINDBLAD EXPEDITIONS HOLDINGS, INC. At the offices of Latham & Watkins LLP 885 Third Avenue, New York, NY 10022 Directions on attending the Annual Meeting and voting in person may be found in the Proxy Statement. The following proxy materials are available to you for review at: http://www.viewproxy.com/lindbladexpeditionsholdings/2019 Proxy Statement 2018 Annual Report to Shareholders ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Proxy Materials On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/lindbladexpeditionsholdings/2019 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.